File Nos. 2-92583 & 811-4084

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No. )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only
(as permitted by Rule 14a-6(e)(2))
[X]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to Sec. 240.14a-12

HAWAIIAN TAX-FREE TRUST
(Exact Name of Registrant as Specified in Charter)

120 West 45th Street, Suite 3600
New York, New York 10036
(Address of Principal Executive Offices)

(212) 697-6666
(Registrant’s Telephone Number)

Payment of Filing Fee (Check the appropriate box):

[X]	No fee required

Aquila Group	Hawaiian Tax-Free Trust
of Funds

IMPORTANT NOTICE
PLEASE READ IMMEDIATELY

Hawaiian Tax-Free Trust

PROXY STATEMENT

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

to be held on September 24, 2014

Aquila Group	Hawaiian Tax-Free Trust
of Funds

Hawaiian Tax-Free Trust
120 West 45th Street, Suite 3600
New York, New York 10036

Notice of Annual Meeting of
Shareholders to Be Held
on September 24, 2014

To Shareholders of the Trust:

The purpose of this Notice is to advise you that an Annual Meeting of the Shareholders of Hawaiian Tax-Free Trust (the “Trust”) will be held:

Place:	(a)	at the Ala Moana Hotel, Hibiscus Ballroom, 410 Atkinson Drive, Honolulu, Hawaii;
Time:	(b)	on Wednesday, September 24, 2014 at 10:00 a.m. Hawaiian Standard Time;
Purposes:	(c)	for the following purposes:
(i) to elect five Trustees; each Trustee elected will hold office until the next annual meeting of the Trust’s shareholders or until his or her successor is duly elected (Proposal No. 1);
(ii)
to ratify (that is, to approve) or reject the selection of Tait, Weller & Baker LLP as the Trust’s independent registered public accounting firm for the fiscal year ending March 31, 2015 (Proposal No. 2); and

(iii) to act upon any other matters which may properly come before the Annual Meeting at the scheduled time and place or any adjourned or postponed meeting or meetings.

Who Can Vote What Shares:	(d)
To vote at the Annual Meeting, you must have been a shareholder on your Trust’s records at the close of business on July 25, 2014 (the “record date”).  Also, the number of shares of each of your Trust’s outstanding classes of shares that you held at that time and the respective net asset values of each class of shares at that time determine the number of votes you may cast at the Annual Meeting (or any adjourned or postponed meeting or meetings).

By order of the Board of Trustees,

CHARLES E. CHILDS, III
Secretary

August 13, 2014

Please Note:
If you do not expect to attend the Annual Meeting, please vote by any of three ways: by the Internet, by telephone or by completing the enclosed proxy card and returning it in the accompanying stamped envelope. To avoid unnecessary expense to your Trust, we request your cooperation in voting no matter how large or small your holding may be.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING TO BE HELD ON SEPTEMBER 24, 2014: This Notice and the Proxy Statement are available on the internet at www.aquilafunds.com.

Hawaiian Tax-Free Trust
120 West 45th Street, Suite 3600, New York, New York 10036
Proxy Statement

Introduction

The purpose of the Notice preceding this Proxy Statement is to advise you of the time, place and purposes of an Annual Meeting of the Shareholders of Hawaiian Tax-Free Trust (the “Trust”). The purpose of this Proxy Statement is to give you information on which you may base your voting decisions.

Your Trust’s Administrator (the “Administrator”) is Aquila Investment Management LLC, 120 West 45th Street, Suite 3600, New York, NY 10036, a wholly-owned subsidiary of your Trust’s founder and sponsor, Aquila Management Corporation. Your Trust’s principal underwriter (the “Distributor”) is Aquila Distributors, Inc., 120 West 45th Street, Suite 3600, New York, NY 10036.  Your Trust’s Investment Adviser (the “Adviser”) is Asset Management Group of Bank of Hawaii, 130 Merchant Street, Suite 370, Honolulu, HI 96813.

Copies of your Trust’s most recent annual and semi-annual reports were previously mailed to shareholders.  Additional copies are available on your Trust’s website at www.aquilafunds.com or without charge upon written request to the Administrator, at the above address, or by calling 800-437-1020 toll-free or 212-697-6666.

The Notice, this Proxy Statement and the accompanying Proxy Card are first being mailed to shareholders on or about August 13, 2014.  This material is also available on your Trust’s website at www.aquilafunds.com.  You may call 800-437-1020 toll-free or 212-697-6666 for information and directions if you plan to attend the Annual Meeting and vote in person.

To avoid unnecessary expense, we request that you vote the proxy card no matter how large or small your holding may be.

You should read this Proxy Statement prior to voting. If your shares are registered in the name of your broker or someone other than yourself, you may authorize that person to vote your shares.  If your shares are registered in your name, then you may vote in one of three ways:

(1) Internet Voting

To vote your shares by the Internet, please visit the website at the Internet address shown on your proxy card. You will be prompted to enter the control number on your proxy card. Follow the instructions on the screen, using your proxy card as a guide. If you vote by the Internet, you need not return the proxy card by mail.

(2) Telephone Voting

To vote your shares by telephone, please call the toll-free number on your proxy card. You will be prompted to enter the control number on your proxy card.  Follow the recorded instructions using your proxy card as a guide. If you vote by phone, you need not return the proxy card by mail.

(3) Proxy Card

The enclosed proxy card authorizes the persons named (or their substitutes) to vote your shares; your Trust calls these persons the “proxy holders.” As to the election of Trustees you may authorize the proxy holders to vote your shares for the entire slate indicated below by marking the appropriate box on the proxy card or by merely signing and returning your proxy card with

1 / Hawaiian Tax-Free Trust

no instructions. Or you may withhold the authority of the proxy holders to vote on the election of Trustees by marking the appropriate box. Also, you may withhold that authority as to any particular nominee by following the instructions on the proxy card.

As to the other matter listed on the proxy card, you may direct the proxy holders to vote your shares on this proposal by marking the appropriate box “For” or “Against” or instruct them not to vote your shares on the proposal by marking the “Abstain” box. If you return your signed proxy card and do not mark a box on the proposal, the proxy holders will vote your shares for that proposal.

General Information

You may end the power of the proxy holders to vote your shares at the meeting by: (i) so notifying your Trust in writing; (ii) signing a new and different proxy card (if your Trust receives it before the old one is used); (iii) voting your shares at the meeting in person or by your duly appointed agent; or (iv) calling the toll-free number provided or visiting the website at the Internet address, both of which are detailed on your proxy card, entering your control number and revoking your previous vote.

Only shareholders of record as of the record date are entitled to notice of and to vote at the Annual Meeting.

One-third of the outstanding shares of your Trust entitled to vote, present in person or represented by proxy, counted together as a single class, constitutes a quorum for the transaction of business at the Annual Meeting.

Abstentions and “broker non-votes” will be treated as present for purposes of determining a quorum.  “Broker non-votes” occur when a broker or nominee holding shares in “street name” indicates on the proxy card that it does not have discretionary authority to vote on a proposal and has not received instructions from the beneficial owner.

With respect to Proposal No. 1, nominees must be elected by a plurality of the votes cast in person or by proxy at the meeting at which a quorum exists.  Abstentions and “broker non-votes” are not considered “votes cast” and, therefore, do not constitute a vote “FOR” a proposal.  Thus, abstentions and “broker non-votes” will have no effect on the voting for the election of Trustees in Proposal No. 1, because only votes “FOR” are considered in a plurality voting requirement.  Abstentions and “broker non-votes” have the same effect as negative votes with respect to the ratification of the selection of the Trust’s independent registered public accounting firm in Proposal No. 2.

Your Trust is sending you this Notice and Proxy Statement in connection with the solicitation by its Trustees of proxies to be used at the Annual Meeting to be held at the time and place and for the purposes indicated in the Notice or any adjourned or postponed meeting or meetings. Whenever it is stated in this Proxy Statement that a matter is to be acted on at the Annual Meeting, this means the Annual Meeting held at the scheduled time or any adjourned or postponed meeting or meetings.

The cost of preparing, printing and mailing the Notice, the Proxy Statement and the accompanying Proxy Card, will be borne by your Trust.  Your Trust pays the costs of the solicitation.  Proxies are being solicited by the use of the mails; they may also be solicited by telephone, facsimile and personal interviews. Computershare, a third party solicitation firm, has been retained to provide proxy solicitation services at a cost of approximately $7,000.

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Brokerage firms, banks and others may be asked to forward this Notice and Proxy Statement to beneficial owners of your Trust's shares so that these owners may authorize the voting of their shares.  Your Trust will pay these firms their out-of-pocket expenses for doing so.

In the event that at the time any session of the Annual Meeting is called to order a quorum is not present in person or by proxy, the persons named as proxies may vote those proxies that have been received to adjourn the Annual Meeting to a later date and the Annual Meeting may be held as adjourned without further notice.  In the event that a quorum is present but sufficient votes in favor of the proposal have not been received, the persons named as proxies may propose one or more adjournments of the Annual Meeting to permit further solicitation of proxies with respect to such proposal and the Annual Meeting may be held as adjourned without further notice. Any such adjournment will require the affirmative vote of more than one half of the shares of your Trust present in person or by proxy at the session of the Annual Meeting to be adjourned. The persons named as proxies will vote those proxies which they are entitled to vote in favor of any such proposal in favor of such an adjournment and will vote those proxies required to be voted against any such proposal against any such adjournment. A shareholder vote may be taken on one or more of the proposals in the proxy statement prior to such adjournment if sufficient votes for its approval have been received and it is otherwise appropriate. Such vote will be considered final regardless of whether the Annual Meeting is adjourned to permit additional solicitation with respect to any other proposal.  If the Annual Meeting is postponed, your Trust will give notice of the postponed meeting to shareholders.

On the record date, your Trust had three classes of shares outstanding. All shareholders of your Trust are entitled to vote at the Annual Meeting. Each shareholder on the record date is entitled to one vote for each dollar (and a proportionate fractional vote for each fraction of a dollar) of net asset value (determined as of the record date) represented by full and fractional shares of any class held on the record date.

On the record date, the net asset value per share of each of your Trust’s outstanding classes of shares was as follows: Class A Shares, $11.50; Class C Shares, $11.49; and Class Y Shares, $11.52. The Annual Meeting is expected to act only upon matters that affect your Trust as a whole.  Therefore, all shareholders of all classes of shares of your Trust are entitled to vote at the meeting and will vote together as a single class at the meeting.

On the record date, the total number of shares outstanding for each class of shares was as follows: Class A Shares, 59,462,650; Class C Shares, 5,688,978; and Class Y Shares, 2,907,047.

On the record date, the following holders held 5% or more of a class of your Trust’s outstanding shares. On the basis of information received from the institutional holders, your Trust’s management believes that all of the shares indicated are held by them for the benefit of clients.

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Record Holder Institutional 5% shareholders	Share Class	Number of Shares	Percent of Class
Morgan Stanley Smith Barney LLC Harborside Financial Center Jersey City, NJ	Class A Class C	7,136,129 354,000	12.00% 6.22%
First Clearing LLC FBO Customers 2801 Market Street St. Louis, MO	Class A Class C Class Y	5,617,323 595,812 257,645	9.45% 10.47% 8.86%
Merrill Lynch Pierce Fenner & Smith Inc. FBO its Customers 4800 Deer Lake Drive East Jacksonville, FL	Class A Class C Class Y	4,274,461 1,284,399 358,159	7.19% 22.58% 12.32%
UBS WM USA OMNI Account M/F 100 Harbor Blvd 5th Fl Weehawken, NJ	Class A Class C	3,602,646 429,887	6.06% 7.56%
Charles Schwab & Co. Inc. Special Custody Account FBO Customers 101 Montgomery Street San Francisco, CA	Class Y	221,669	7.63%
NFS LLC FEBO Bank of Hawaii DBA HAWCO P.O. Box 1930 Honolulu, HI	Class Y	440,823	15.16%

Additional 5% shareholders
Martha S.N. Steele FBO the Martha San Nicholas Steele Declaration of Trust 2505 Pali Hwy Honolulu, HI	Class Y	279,403	9.61%
Martha S.N. Steele FBO R. Dwayne Steele Trust 2505 Pali Hwy Honolulu, HI	Class Y	188,566	6.49%

Your Trust’s management is not aware of any other person beneficially owning more than 5% of any class of its outstanding shares as of such date.

Election of Trustees
(Proposal No. 1)

At the Annual Meeting, five Trustees are to be elected:  Diana P. Herrmann, Richard L. Humphreys, Bert A. Kobayashi, Jr., Glenn P. O’Flaherty and Russell K. Okata.  All of the nominees are presently Trustees and were elected by the shareholders in October 2013. All nominees have consented to serve if elected.

Each Trustee elected will serve until the next annual meeting or until his or her successor is duly elected. The nominees selected by the Trustees are named in the table below. See “Introduction” above for information as to how you can vote your shares in the election of Trustees.

The following material includes information about each nominee and each officer of your Trust. All shares of your Trust listed as owned by the Trustees are Class A Shares unless indicated otherwise.

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Nominees(1)

Name, Address(2) and Year of Birth	Positions Held with Trust and Length of Service(3)	Principal Occupation(s) During Past 5 Years(4)	Number of Portfolios in Fund Complex(5) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Interested Trustee(6)
Diana P. Herrmann New York, NY (1958)	Vice Chair of the Board of Trustees since 2003, President since 1998 and Trustee since 1994
Vice Chair and Chief Executive Officer of Aquila Management Corporation, Founder and Sponsor of the Aquila Group of Funds(7) and parent of Aquila Investment Management LLC, Administrator, since 2004, President since 1997, Chief Operating Officer, 1997-2008, a Director since 1984, Secretary since 1986 and previously its Executive Vice President, Senior Vice President or Vice President, 1986-1997; Chief Executive Officer and Vice Chair since 2004, President and Manager since 2003, and Chief Operating Officer (2003-2008), of the Administrator; Chair, Vice Chair, President, Executive Vice President and/or Senior Vice President of funds in the Aquila Group of Funds since 1986; Director of the Distributor since 1997; Governor, Investment Company Institute (the U.S. mutual fund industry trade organization dedicated to protecting shareholder interests and educating the public about investing) for various periods since 2004, and Chair of its Small Funds Committee, 2004-2009; active in charitable and volunteer organizations.
11
ICI Mutual Insurance Company, a Risk Retention Group (2006-2009 and 2010-2013); Vice Chair and Trustee of Pacific Capital Funds of Cash Assets Trust (three money-market funds in the Aquila Group of Funds) 2004-2012

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Name, Address(2) and Year of Birth	Positions Held with Trust and Length of Service(3)	Principal Occupation(s) During Past 5 Years(4)	Number of Portfolios in Fund Complex(5) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Non-interested Trustees
Richard L. Humphreys Kaneohe, HI (1943)	Chair of the Board since 2013 and Trustee since 2009	President, Hawaii Receivables Management, LLC (a factoring company) since 2001; President, Lynk Payment Systems Hawaii, LLC (credit card processing) since 2002; formerly Chairman, Bank of America, Hawaii; President, Hawaiian Trust Co.; President, First Federal S&L; and, E.V.P., Bank of Hawaii.	1
Board of Directors, The Castle Group, Inc.; Board of Directors, Kahua Ranch Ltd.; formerly Trustee, Pacific Capital Funds®; Trustee of Pacific Capital Funds of Cash Assets Trust (three money-market funds in the Aquila Group of Funds) 2009-2012; formerly Board of Directors, Bishop Museum; formerly Board of Directors, Friends of the Cancer Research Center.

Bert A. Kobayashi, Jr. (8) Honolulu, HI (1970)	Trustee since 2009	Managing Partner, BlackSand Capital, LLC (private equity real estate investment company) since 2010; Partner, Kobayashi Group, LLC (a group of companies primarily engaged in real estate enterprises) since 2001; Managing Director, KG Holdings, LLC (real estate investment) since 2009; Vice President, Nikken Holdings, LLC (real estate investment) from 2003 to 2010; interested in a number of other real estate companies in Hawaii.	1	Hawaiian Electric Company, Inc.; Trustee of Pacific Capital Funds of Cash Assets Trust (three money-market funds in the Aquila Group of Funds) 2009-2012

Glenn P. O’Flaherty Denver, CO (1958)	Trustee since 2009	Chief Financial Officer and Chief Operating Officer of Lizard Investors, LLC, 2008; Co-Founder, Chief Financial Officer and Chief Compliance Officer of Three Peaks Capital Management, LLC, 2003-2005; Vice President – Investment Accounting, Global Trading and Trade Operations, Janus Capital Corporation, and Chief Financial Officer and Treasurer, Janus Funds, 1991-2002.	8	Trustee of Pacific Capital Funds of Cash Assets Trust (three money-market funds in the Aquila Group of Funds) 2009-2012

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Name, Address(2) and Year of Birth	Positions Held with Trust and Length of Service(3)	Principal Occupation(s) During Past 5 Years(4)	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Russell K. Okata Honolulu, HI (1944)	Trustee since 1992	Executive Director, Hawaii Government Employees Association AFSCME Local 152, AFL-CIO 1981-2007; International Vice President, American Federation of State, County and Municipal Employees, AFL-CIO 1981-2007; Hawaii Democratic Party National Committeeman; member, State of Hawaii Long-term Care Commission; director of various civic and charitable organizations.	3
Hawaii Client Services (part of Hawaii Dental Services Group); formerly Trustee and Chairman, Pacific Capital Funds®; past Chair of the Royal State Group (insurance); Pacific Capital Funds of Cash Assets Trust (three money-market funds in the Aquila Group of Funds) 1993-2012

(1)From time to time Bank of Hawaii may enter into normal investment management, commercial banking and/or lending arrangements with one or more of the Trustees of the Trust and their affiliates.  The Asset Management Group of Bank of Hawaii is the Trust's investment adviser.

(2)  The mailing address of each Trustee is c/o Hawaiian Tax-Free Trust, 120 West 45th Street, Suite 3600, New York, NY  10036.

(3) Each Trustee holds office until the next annual meeting of shareholders or until his or her successor is elected and qualifies.

(4) The Trust’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, upon request by calling 800-437-1020 (toll-free) or by visiting www.aquilafunds.com or the EDGAR Database at the SEC’s internet site at www.sec.gov.

(5) Includes certain Aquila-sponsored funds that are dormant and have no public shareholders.

(6)Ms. Herrmann is an “interested person” of the Trust, as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”), as an officer of the Trust, as a director, officer and shareholder of the Administrator’s corporate parent, as an officer and Manager of the Administrator, and as a shareholder and director of the Distributor. Ms. Herrmann is the daughter of Lacy B. Herrmann, the Founder and former Trustee, Chairman and Chairman Emeritus of the Trust.

(7) The “Aquila Group of Funds” includes: Aquila Tax-Free Trust of Arizona, Aquila Tax-Free Fund of Colorado, Hawaiian Tax-Free Trust, Aquila Churchill Tax-Free Fund of Kentucky, Aquila Tax-Free Trust of Oregon, Aquila Narragansett Tax-Free Income Fund (Rhode Island) and Aquila Tax-Free Fund For Utah, each of which is a tax-free municipal bond fund and are called the “Aquila Municipal Bond Funds”; Aquila Three Peaks Opportunity Growth Fund, which is an equity fund; and Aquila Three Peaks High Income Fund, which is a high-income corporate bond fund.

(8) During the two most recently completed calendar years, Mr. Kobayashi held direct or indirect interests in entities that entered into loan and other transactions with Bank of Hawaii (of which the Adviser is a division): (a) Mr. Kobayashi is the manager of, and holds interests in, two limited liability companies that obtained  loans from Bank of Hawaii  in the total amount of $4,000,000 and $3,500,000, respectively.  There were no amounts outstanding with respect to either loan as of December 31, 2013. (b) Mr. Kobayashi is the managing member of, and holds an interest in, an entity which has an interest in a limited liability company that (i) has an outstanding loan with Bank of Hawaii, and (ii) has entered into an International Swaps and Derivatives Association, Inc.  (“ISDA”) master swap agreement with Bank of Hawaii.  The total loan amount is $9,200,000 and the amount outstanding on December 31, 2013 was $8,479,652.  The notional amount of the swap agreement is $8,091,760. (c) Mr. Kobayashi is the manager of, and holds direct and indirect interests in, an entity which has an interest in a limited liability company that has entered into a ISDA master swap agreement with Bank of Hawaii.  The notional amount of the swap agreement is $41,500,000. (d) Mr. Kobayashi is the manager of, and holds interests in, two entities which have an indirect interest in a limited liability company that has an outstanding loan with Bank of Hawaii.  Bank of Hawaii’s share of the total loan amount is $14,867,860. (e) Mr. Kobayashi is a managing director of, and holds an interest in, an entity which is the general partner of a fund that is the sole member of an entity (of which Mr. Kobayashi is a managing director) that has two outstanding loans with Bank of Hawaii. The total loan amounts are $34,300,000, of which the amount outstanding on December 31, 2013 was $32,500,000, and $2,400,000, of which the amount outstanding on December 31, 2013 was $0. (f) Mr. Kobayashi is a managing director of, and holds an interest in, an entity which is the general partner of a fund that is the sole member of an entity (of which Mr. Kobayashi is a managing director) that (i) has an outstanding loan with Bank of Hawaii in the total amount of $7,500,000, of which the amount outstanding on December 31, 2013 was $0, and (ii) has entered into a loan participation agreement with Bank of Hawaii pursuant to which such entity assumed a participating interest in a loan agreement equal to $10,000,000 of principal, of which the amount outstanding on December 31, 2013 was $0.

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Name and Year of Birth(1)	Positions Held with Trust and Length of Service(2)	Principal Occupation(s) During Past 5 Years(3)
Officers
Charles E. Childs, III New York, NY (1957)	Executive Vice President since 2003 and Secretary since 2011
Executive Vice President of all funds in the Aquila Group of Funds and the Administrator and the Administrator’s parent since 2003; Chief Operating Officer of the Administrator and the Administrator’s parent since 2008; Secretary of all funds in the Aquila Group of Funds since 2011; formerly Senior Vice President, corporate development, Vice President, Assistant Vice President and Associate of the Administrator’s parent since 1987; Executive Vice President, Senior Vice President, Vice President or Assistant Vice President of the Aquila money-market funds, 1988-2012; Director of the Distributor since 2012.

Marie E. Aro Denver, CO (1955)	Senior Vice President since 2010
Co-President of the Distributor since 2010, Vice President, 1993-1997; Senior Vice President of various funds in the Aquila Group of Funds:  Aquila Tax-Free Trust of Arizona since 2010 and Vice President, 2004-2010; Aquila Three Peaks High Income Fund since 2006; Hawaiian Tax-Free Trust and Aquila Tax-Free Trust of Oregon since 2010; Aquila Three Peaks Opportunity Growth Fund 2004-2013; Aquila Churchill Tax-Free Fund of Kentucky, Aquila Narragansett Tax-Free Income Fund, Aquila Tax-Free Fund For Utah, and Aquila Tax-Free Fund of Colorado 2010-2013; Vice President, INVESCO Funds Group, 1998-2003.

Sherri Foster Lahaina, HI (1950)	Senior Vice President since 1993
Senior Vice President, Hawaiian Tax-Free Trust since 1993 and formerly Vice President or Assistant Vice President; Vice President 1997-2012 and formerly Assistant Vice President of three money-market funds in the Aquila Group of Funds; Vice President, Aquila Three Peaks Opportunity Growth Fund 2006-2013; Registered Representative of the Distributor since 1985
.

Paul G. O’Brien Charlotte, NC (1959)	Senior Vice President since 2010
Co-President, Aquila Distributors, Inc. since 2010, Managing Director, 2009-2010; Senior Vice President of various funds in the Aquila Group of Funds since 2010; held various positions to Senior Vice President and Chief Administrative Officer of Evergreen Investments Services, Inc., 1997-2008; Mergers and Acquisitions Coordinator for Wachovia Corporation, 1994-1997.

Stephen J. Caridi New York, NY (1961)	Vice President since 1998
Vice President of the Distributor since 1995; Vice President, Hawaiian Tax-Free Trust since 1998; Senior Vice President, Aquila Municipal Trust since 2013; Vice President, Aquila Funds Trust since 2013;Senior Vice President, Aquila Narragansett Tax-Free Income Fund 1998-2013, Vice President 1996-1997; Senior Vice President, Tax-Free Fund of Colorado 2004-2009; Vice President, Aquila Three Peaks Opportunity Growth Fund 2006-2013.

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Name and Year of Birth(1)	Positions Held with Trust and Length of Service(2)	Principal Occupation(s) During Past 5 Years(3)
Randall S. Fillmore New York, NY (1960)	Chief Compliance Officer since 2012
Chief Compliance Officer of all funds in the Aquila Group of Funds, the Administrator and the Distributor since 2012; Managing Director, Fillmore & Associates, 2009-2012; Fund and Adviser Chief Compliance Officer (2002-2009), Senior Vice President - Broker Dealer Compliance (2004-2009), Schwab Funds Anti Money Laundering Officer and Identity Theft Prevention Officer (2004-2009), Vice President - Internal Audit (2000-2002), Charles Schwab Corporation; National Director, Information Systems Risk Management - Consulting Services (1999-2000), National Director, Investment Management Audit and Business Advisory Services (1992-1999), Senior Manager, Manager, Senior and Staff Roles (1983-1992), PricewaterhouseCoopers LLP.

Joseph P. DiMaggio New York, NY (1956)	Chief Financial Officer since 2003 and Treasurer since 2000	Chief Financial Officer of all funds in the Aquila Group of Funds since 2003 and Treasurer since 2000.
Yolonda S. Reynolds New York, NY (1960)	Assistant Treasurer since 2010
Assistant Treasurer of all funds in the Aquila Group of Funds since 2010; Director of Fund Accounting for the Aquila Group of Funds since 2007; Investment Accountant, TIAA-CREF, 2007; Senior Fund Accountant, JP Morgan Chase, 2003-2006.

Lori A. Vindigni New York, NY (1966)	Assistant Treasurer since 2000
Assistant Treasurer of all funds in the Aquila Group of Funds since 2000; Assistant Vice President of the Administrator or its predecessor and current parent since 1998; Fund Accountant for the Aquila Group of Funds, 1995-1998.

(1)  The mailing address of each officer is c/o Hawaiian Tax-Free Trust, 120 West 45th Street, Suite 3600, New York, NY  10036.

(2) The term of office of each officer is one year.

(3) The Trust’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, upon request by calling 800-437-1020 (toll-free) or by visiting www.aquilafunds.com or the EDGAR Database at the SEC’s internet site at www.sec.gov.

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The specific experience, qualifications, attributes or skills that led to the conclusion that the nominees should serve as Trustees of the Trust at this time in light of the Trust’s business and structure, in addition to those listed above, were as follows.

Diana P. Herrmann:
Over 30 years of experience in the financial services industry, 26 of which have been in mutual fund management, most recently as the Vice Chair, Chief Executive Officer, President, Director and Secretary of Aquila Management Corporation (“Aquila”), Founder and Sponsor of the Aquila Group of Funds and parent of the adviser, manager or administrator of each fund of the Aquila Group of Funds, and previously as the Chief Operating Officer, Executive Vice President, Senior Vice President or Vice President of Aquila.

Richard L. Humphreys:	Experienced in banking and finance as an executive as detailed above and mutual fund governance as an investment company board member for 9 years.
Bert A. Kobayashi, Jr.:	Experienced in local government affairs and local real estate as a real estate executive as detailed above and mutual fund governance as an investment company board member for 5 years.
Glenn P. O’Flaherty:
Knowledgeable about financial markets and operation of mutual funds as a chief financial officer, chief operating officer and chief compliance officer of various investment management firms as detailed above and as an investment company board member for 8 years.

Russell K. Okata:
Experienced in local government affairs as an executive and as a board member of various union and other organizations as detailed above and mutual fund governance as an investment company board member for over 21 years.

References to the qualifications, attributes and skills of Trustees are pursuant to requirements of the Securities and Exchange Commission (the “SEC”), do not constitute holding out of the Board or any Trustee as having any special expertise or experience, and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

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Securities Holdings of the Nominees
(as of 6/30/14)

	Dollar Range of	Aggregate Dollar Range of
Name of Nominee	Ownership in Hawaiian Tax-Free Trust(1)	Ownership in Funds in the Aquila Group of Funds (1)
Interested Nominee

Diana P. Herrmann	C	E

Non-interested Nominees

Richard L. Humphreys	E	E

Bert A. Kobayashi, Jr.	C	E

Glenn P. O’Flaherty	C	E

Russell K. Okata	E	E

(1)              A. None
B. $1-$10,000
C. $10,001-$50,000
D. $50,001-$100,000
E. Over $100,000

None of the non-interested nominees or their immediate family members holds of record or beneficially any securities of the Adviser, the Administrator or the Distributor.

Your Trust does not currently pay fees to any of your Trust’s officers or to Trustees affiliated with the Administrator. For its most recent completed fiscal year ended March 31, 2014, your Trust paid a total of $298,987 in compensation and reimbursement of expenses to the Trustees. No other compensation or remuneration of any type, direct or contingent, was paid by your Trust to its Trustees.

Your Trust is one of the funds in the Aquila Group of Funds, which, as of the date of this Proxy Statement, consist of seven tax-free municipal bond funds, a high income corporate bond fund and an equity fund.   The following table lists the compensation of all nominees for non-Interested Trustee who received compensation from your Trust or from other funds in the Aquila Group of Funds during your Trust’s most recent completed fiscal year. None of such nominees has any pension or retirement benefits from your Trust or any of the other funds in the Aquila Group of Funds.

Name	Compensation as Trustee from the Trust for the Fiscal Year ended March 31, 2014	Compensation as Trustee from All Funds in the Aquila Group of Funds for the Fiscal Year ended March 31, 2014	Number of Funds in the Aquila Group of Funds Overseen by the Trustee for the Fiscal Year ended March 31, 2014
Richard L. Humphreys	$51,023	$51,023	1
Bert A. Kobayashi, Jr.	$40,500	$40,500	1
Glenn P. O’Flaherty	$44,921	$123,183	8
Russell K. Okata	$39,333	$61,750	3

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Class A Shares may be purchased without a sales charge by your Trust’s Trustees and officers.

Your Trust’s Administrator is a wholly-owned subsidiary of Aquila Management Corporation (“AMC”), founder and sponsor of each fund in the Aquila Group of Funds. As of June 30, 2014 these funds had aggregate assets of approximately $3.0 billion, of which approximately $2.7 billion consisted of assets of the tax-free municipal bond funds. AMC’s address is the same as that of the Administrator. AMC was founded in 1984 by Mr. Lacy B. Herrmann and is principally owned by Diana P. Herrmann, his daughter, members of her family and by the Estate of Lacy B. Herrmann.

During the most recent completed fiscal year ended March 31, 2014 your Trust paid $1,834,831 in fees to the Administrator.

During the most recent completed fiscal year ended March 31, 2014, $1,435,484 was paid under Part I of your Trust’s Distribution Plan to qualified recipients with respect to Class A Shares, of which $63,326 was retained by the Distributor. With respect to Class C Shares, during the same period, $605,434 was paid under Part II of the Plan and $201,811 was paid under the Shareholder Services Plan. Of these total payments of $807,245, the Distributor retained $173,098.

The Distributor currently handles the distribution of the shares of the funds in the Aquila Group of Funds, including your Trust. Under the Distribution Agreement, the Distributor is responsible for the payment of certain printing and distribution costs relating to prospectuses and reports as well as the costs of supplemental sales literature, advertising and other promotional activities. The shares of the Distributor are owned 98% by members of the family of Mr. Lacy B. Herrmann, Founder of your Trust, and by the Estate of Lacy B. Herrmann, and 2% by Aquila Investment Management LLC.

Other Information on Trustees

The Trustees have appointed a standing Audit Committee consisting of all of the Trustees who are “independent” and are not “interested persons” of your Trust, as that term is defined in the 1940 Act. The Committee (i) selects your Trust’s independent registered public accounting firm (subject to shareholder ratification); (ii) reviews the methods, scope and results of audits and the fees charged; and (iii) considers the auditors’ comments with respect to your Trust’s financial policies, procedures and internal accounting controls and management’s responses thereto. Selection of the independent registered public accounting firm is also ratified by the Board of Trustees. The Audit Committee held two meetings during your Trust’s most recently completed fiscal year.  The Board of Trustees has adopted a written charter for the Audit Committee.

Your Trust has a Nominating Committee, consisting of all of the non-Interested Trustees. The Nominating Committee held one meeting during the most recent completed fiscal year.  The Nominating Committee’s charter provides that, in evaluating candidates for Trustee, among other things, the Nominating Committee shall: (a) maintain an appropriate ratio between the non-Interested and Interested Trustees, in accordance with applicable laws and regulations; (b) seek Board composition providing relevant talents from a broad and diverse range of backgrounds, business and/or professional experiences and personal qualities; and (c) seek Board composition that reflects an appropriate

12 / Hawaiian Tax-Free Trust

balance by giving consideration to, where appropriate, the nominee’s state-specific knowledge, involvement and residence, as well as the nominee’s service and experience as a Trustee of any of the other funds in the Aquila Group of Funds. In evaluating the individual characteristics of a potential nominee, the Nominating Committee charter provides that the Nominating Committee shall (i) consider as Trustees people with the broad and relevant experience, sound judgment and conscientious attitude needed to discharge the duties of Trustees; (ii) consider as candidates people who have personal qualities and traits that facilitate forthright, articulate, objective and thoughtful dialogue among Trustees, management and shareholders; (iii) consider persons whose experience, background and, as appropriate, state profile can be expected to enhance investor confidence in your Trust and the stature of the Board (mutual fund trustee and/or other significant experience on other boards is desirable); (iv) seek as new Trustees those who will be capable of serving for a substantial period; and (v) seek as nominees those who will actively prepare for and participate in person in all Board meetings and related activities.  The committee considers diversity in identifying candidates but has no formal policy. The committee will consider nominees recommended by the shareholders who may send recommendations to the committee in care of the Administrator at 120 West 45th Street, Suite 3600, New York, NY 10036. Recommendations of nominees from shareholders are not treated differently than proposals from other sources. The charter of the Nominating Committee is available on your Trust’s website at www.aquilafunds.com.

The committee considered the criteria set forth in the Nominating Committee’s charter, as described above, in nominating the nominees for re-election as Trustees of your Trust.

During your Trust’s most recent completed fiscal year, the Board of Trustees held four meetings. Each current Trustee was present for at least 75% of the total number of Board meetings and meetings of committees of which such Trustee was a member.

Your Trust does not have a policy on Trustee attendance at the Annual Meeting.  At the 2013 Annual Meeting, all Trustees were present.

Shareholder communications intended for the Board of Trustees (or one or more specified Trustees) may be sent to them in care of the Administrator at the above address.

Since the beginning of your Trust’s most recently completed fiscal year, no Trustee purchased or sold more than 1% of the outstanding shares of any class of shares of the Adviser, the Administrator or the parent or subsidiaries of either.

Your Trust faces a number of risks, such as investment risk, counterparty risk, valuation risk, reputational risk, risk of operational failure or lack of business continuity, and legal, compliance and regulatory risk. The Board of Trustees seeks continuously to be alert to potential risks regarding your Trust’s business and operations as an integral part of its responsibility for oversight of your Trust. The goal of risk management is to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of your Trust. Under the overall oversight of the Board of Trustees, your Trust, the Adviser and the Administrator and other service providers to your Trust, employ a variety of processes, procedures and

13 / Hawaiian Tax-Free Trust

controls in an effort to identify, address and mitigate risks.

The Chair of the Board of Trustees is a non-Interested Trustee.  The Board of Trustees and its Chair address risk management as a regular part of their oversight responsibilities through contact with the Chief Compliance Officer and other key management personnel, and through policies and procedures in place for regulation of your Trust’s activities and conduct.

In addition, a Risk Identification Group, consisting of the Chief Compliance Officer, President, Executive Vice President and Treasurer of your Trust (who are also officers and/or employees of the Administrator), as well as the Co-Presidents of the Distributor, meets and reports to the Board of Trustees as to significant risks and compliance matters. Issues raised are considered by the Board of Trustees as it deems appropriate.  Service providers to your Trust, such as your Trust’s independent accountants, also make periodic reports to the Board of Trustees with respect to various aspects of risk management.

The Board of Trustees recognizes that not all risks that may affect your Trust can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve your Trust’s goals, that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness, and that some risks are simply beyond the control of your Trust, the Adviser, the Administrator or other service providers. As a result of the foregoing and other factors, the Board of Trustee’s risk management oversight is subject to limitations.

The Board of Trustees has determined that its leadership structure is appropriate because it serves to facilitate the orderly and efficient flow of information to the Trustees from management, including the Adviser and Administrator, and otherwise enhance the Board of Trustees’ oversight role.  The Board of Trustees has also determined that its leadership structure is appropriate given the circumstances that your Trust invests in obligations issued by the State of Hawaii, its counties and various other local authorities, and the Board of Trustees uses the local knowledge of its Trustees as well as their business experience.

Vote Required

To be elected, each nominee must receive the affirmative votes of a plurality of the shares present in person or by proxy at the meeting at which a quorum exists.

The Board of Trustees of your Trust unanimously recommends that shareholders vote FOR the election of each of the nominees.

Ratification
of Selection of
Independent Registered Public Accounting Firm
(Proposal No. 2)

Tait, Weller & Baker LLP (“TWB”), which currently serves as your Trust’s independent registered public accounting firm, has been selected by your Trust’s Audit Committee and ratified by the Board of Trustees, including a majority of the non-Interested Trustees, as your Trust’s independent registered public accounting firm for the fiscal year ending March 31, 2015.  Such selection is submitted to the shareholders for ratification.

The following table represents fees for professional audit services rendered by TWB for the audit of your Trust’s annual financial statements, and fees billed for

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other services rendered by TWB, for the fiscal years ended March 31, 2013 and 2014.

	2013	2014

Audit Fees	$23,500	$22,000
Audit related fees	0	0
Audit and audit related fees	$23,500	$22,000
Tax fees (1)	$3,400	$3,500
All other fees	0	0
Total	$26,900	$25,500

(1) Tax fees consisted of fees for tax consultation and tax compliance services.

No non-audit services were rendered to your Trust or any affiliated entity for the preceding two fiscal years. TWB did not perform any services during the last two fiscal years for your Trust’s Adviser or any entity controlling, controlled by or under common control with the Adviser that provides services to your Trust.

All audit and non-audit services performed by TWB on behalf of your Trust or non-audit services performed on behalf of affiliated entities within the investment company complex where such engagement relates directly to the operations and financial reporting of your Trust are pre-approved by the Audit Committee.  Services to be considered between meetings of the Audit Committee are pre-approved by a selected member of the Audit Committee in accordance with applicable regulations and subject to additional procedures established by the Audit Committee.

The Audit Committee has reviewed all services performed and fees charged by TWB and has accepted TWB’s representation that it is independent in recommending re-appointment of it for the fiscal year ending March 31, 2015.

TWB has no direct or indirect financial interest in your Trust, the Administrator or the Adviser. It is expected that representatives of TWB will not be present at the meeting but will be available should any matter arise requiring their presence.

Vote Required

Approval requires the affirmative votes of a majority of the shares present in person or by proxy at the meeting at which a quorum exists.

Under the 1940 Act, the vote of the holders of a majority of the outstanding shares of your Trust means the vote of the holders of the lesser of (a) 67% or more of the shares of your Trust present at the Annual Meeting or represented by proxy if the holders of more than 50% of such shares are so present or represented, or (b) more than 50% of the outstanding shares of your Trust, with one (1) vote for each dollar (and a proportionate fractional vote for each fraction of a dollar) of net asset value (determined as of the record date) represented by full and fractional shares of all of your Trust’s outstanding classes of shares.

The Board of Trustees of your Trust unanimously recommends that shareholders vote FOR this proposal.

Shareholder Proposals

Under the proxy rules of the Securities and Exchange Commission, shareholder proposals meeting tests contained in those rules may, under certain conditions, be included in the Trust’s proxy statement and proxy card for a particular annual meeting. One of these conditions relates to the timely receipt by the Trust of any such proposal. Under these rules, proposals submitted for inclusion in the proxy material for the Trust’s next annual meeting after the meeting to which this Proxy Statement relates must be received by the Trust not less than 120 days before the anniversary of the date of this Proxy Statement. Accordingly, a shareholder proposal intended to be presented at the Trust’s 2014 annual meeting must be received by the Trust by April 14, 2015, in

15 / Hawaiian Tax-Free Trust

order to be included in the Trust’s proxy material relating to that meeting. The date for such submission could change, depending on the scheduled date for the next annual meeting; if so, shareholders will be notified.

The fact that the Trust receives a shareholder proposal in a timely manner does not insure its inclusion in the Trust’s proxy material, since there are other requirements in the proxy rules relating to such inclusion.

A shareholder wishing to provide notice of a proposal in the manner prescribed by Rule 14a-4 (c)(1) under the Securities Exchange Act of 1934 must submit written notice of the proposal to the Trust by June 29, 2015.

Other Business

The Trust does not know of any other matter which will come up for action at the Annual Meeting. If any other matter or matters properly come up for action at the Annual Meeting, including any adjournment or postponement of the Annual Meeting, the proxy holders will vote the shares which your proxy card, Internet or telephone vote entitles them to vote, in accordance with their judgment on such matter or matters, except as noted. That is, by signing and returning your proxy card or by voting by the Internet or telephone, you give the proxy holders discretionary authority as to any such matter or matters.

Outreach Meeting

To accommodate shareholders who live a distance from Honolulu, the Trust customarily holds outreach meetings at which shareholders can participate in all activities of the Annual Meeting except the corporate business of consideration of the proposals. The outreach meeting this year will be held on Monday, September 22, 2014, on Kauai at 5:00 p.m.

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EVERY SHAREHOLDER’S VOTE IS IMPORTANT

EASY VOTING OPTIONS:

VOTE ON THE INTERNET
Log on to:
www.proxy-direct.com
or scan the QR code
Follow the on-screen instructions
Available 24 hours
Most Cost Effective

VOTE BY PHONE
Call 1-800-337-3503
Follow the recorded instructions
Available 24 hours

VOTE BY MAIL
Vote, sign and date this
Proxy Card and return in the postage
-paid envelope

Please detach at perforation before mailing.

PROXY                      AQUILA GROUP OF FUNDS                PROXY
HAWAIIAN TAX-FREE TRUST
Proxy for Annual Meeting of Shareholders – September 24, 2014
Proxy Solicited on Behalf of the Board of Trustees

The shareholder(s) of Hawaiian Tax-Free Trust (the “Trust”) whose signature(s) appear(s) below does/do hereby appoint DIANA P. HERRMANN and CHARLES E. CHILDS, III, or either of them, as attorneys and proxies of the undersigned, with full power of substitution, to attend the Annual Meeting of Shareholders of the Trust to be held on Wednesday, September 24, 2014, at the Ala Moana Hotel, Hibiscus Ballroom, 410 Atkinson Drive, Honolulu, Hawaii at 10:00 a.m. Hawaiian Standard Time, and all adjournments or postponements thereof, and thereat to vote the shares held in the name of the undersigned on the record date for said meeting on the matters listed on the reverse side. Such shares are entitled to one vote for every dollar of net asset value represented by the share balance printed below.

The Board of Trustees recommends a vote FOR all nominees in Proposal No. 1 and FOR Proposal No. 2.  The shares represented hereby will be voted as indicated on the reverse or FOR if no choice is indicated. The Proxies are authorized in their discretion to vote upon such other matters as may come before the Meeting or any adjournments or postponements thereof.

VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-800-337-5303

Note: PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR(S) ON THIS PROXY CARD. When signing as custodian, attorney, executor, administrator, trustee, guardian, etc., please sign your title as such.
Signature Signature Date

  YES NO
                                                                                                   I plan to attend the Annual Meeting in Honolulu.
                                                                                                   I plan to attend the Outreach Meeting on Kauai.

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED ABOVE.

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the Aquila Group of Funds
Hawaiian Tax-Free Trust Annual Shareholder Meeting to Be Held on September 24, 2014.
The Proxy Statement for this meeting is available at:  https://www.proxy-direct.com/aqu-25914

PLEASE VOTE TODAY

BY INTERNET (www.proxy-direct.com) or

BY PHONE (1-800-337-3503) or

BY MAIL (Please sign and date before mailing)

Please detach at perforation before mailing.

Please read the proxy statement prior to voting.
TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS IN THIS EXAMPLE:
HAWAIIAN TAX-FREE TRUST ANNUAL MEETING
			FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT

1. Election of Trustee Nominees:			⁮	⁮	⁮

01) Diana P. Herrmann	02) Richard L. Humphreys	03) Bert A. Kobayashi, Jr.
04) Glenn P. O’Flaherty	05) Russell K. Okata

To withhold authority to vote for one or more (but not all) nominees, mark “For All Except” and write the nominee number(s) and/or name(s) on the line below.
			FOR	AGAINST	ABSTAIN

2. Action on selection of Tait, Weller & Baker LLP as independent registered public accounting firm. (Proposal No. 2 in Proxy Statement)			⁮	⁮	⁮

Annual Meeting Attendance – You are encouraged to attend the Annual Meeting of Shareholders. If you can attend, please so indicate on the proxy card or e-mail us at info@aquilafunds.com

HAS YOUR ADDRESS CHANGED?	DO YOU HAVE ANY COMMENTS?

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED ON THE REVERSE SIDE.